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                                                                         EX-10.2


                                 FIRST AMENDMENT
                                       TO
                                 LOAN AGREEMENT
                                   SPSS, INC.


         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT") is dated for reference purposes only as of June 1, 1999, by and between American National Bank and Trust Company of Chicago, a national banking association ("BANK") and SPSS, Inc., a Delaware corporation ("BORROWER").

                                    RECITALS:

         A. Bank has made financial accommodations to Borrower evidenced by that certain Loan Agreement dated as of May 29, 1998 (the "EXISTING LOAN AGREEMENT").

         B. Borrower has requested that Bank make additional financial accommodations to Borrower evidenced by that certain Loan Agreement (Acquisition Line of Credit) dated for reference purposes only as of June 1, 1999 (the "LINE OF CREDIT AGREEMENT"), pursuant to which Bank shall make available to Borrower a credit facility in the amount of $10,000,000 to be used for the acquisition of Assets.

         C. It is a condition precedent to Bank's obligation to make the credit accommodations to Borrower under the terms of the Line of Credit Agreement that the obligations and liabilities of Borrower under the credit facility evidenced by the Existing Loan Agreement and the credit facility evidenced by the Line of Credit Agreement be cross defaulted.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Incorporation of Recitals. Borrower hereby represents and warrants to Bank that the foregoing Recitals are (a) true and accurate, (b) an integral part of this Amendment, and (c) hereby incorporated into this Amendment and made a part hereof. All terms capitalized but not expressly defined herein shall, for purposes hereof, have the respective meanings set forth in the Existing Loan Agreement.

         2. Amendment to Existing Loan Agreement.

            (a) Section 1.1 of the Existing Loan Agreement is hereby amended by adding the following definitions:





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                 "LINE OF CREDIT AGREEMENT": THE MEANING ASCRIBED TO THIS TERM
                 IN RECITAL B OF THE FIRST AMENDMENT TO THIS AGREEMENT.

                 "LINE OF CREDIT DOCUMENTS": THE LINE OF CREDIT AGREEMENT AND ALL INSTRUMENTS, AGREEMENTS, AND DOCUMENTS EXECUTED OR DELIVERED BY BORROWER TO BANK IN CONNECTION THEREWITH, AND ALL AMENDMENTS, MODIFICATIONS, RENEWALS, REPLACEMENTS AND SUPPLEMENTS THERETO OR THEREOF, WHETHER NOW EXISTING OR CONTEMPLATED OR HEREAFTER ENTERED INTO OR DELIVERED, INCLUDING ANY MODIFICATIONS PURSUANT TO WHICH BANK SHALL MAKE ADDITIONAL CREDIT ACCOMMODATIONS OR AMENDING THE NATURE OR TERM OF THE CREDIT FACILITIES PROVIDED THEREUNDER.

                 (b)  The following is added as Section 6.7:

                 6.7 PUBLIC OFFERING. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BORROWER SHALL HAVE THE RIGHT TO PUBLICLY OFFER AND SELL EQUITY OR DEBT SECURITIES OF BORROWER UNDER THE TERMS AND CONDITIONS SET FORTH IN THE LINE OF CREDIT AGREEMENT.

                 (c)  The following is added as Section 7.1(q):

                 (Q) AN EVENT OF DEFAULT OCCURS UNDER THE TERMS OF THE LINE OF CREDIT DOCUMENTS.

         3. Expenses. Upon demand by Bank therefor, Borrower shall reimburse Bank for all reasonable costs, fees and expenses incurred by Bank or for which Bank becomes obligated, in connection with the negotiation, preparation and conclusion of this Amendment, including without limitation, reasonable attorney's fees, costs and expenses, search fees, title insurance policy fees, costs and expenses, filing and recording fees and all taxes payable in connection with this Amendment.

         4. Waiver of Claims. Borrower hereby acknowledges, agrees and affirms that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Loan Agreement or any other Loan Document or any amendments thereto (collectively, the "CLAIMS"), nor does Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Loan Agreement or any other Loan Document, as amended by the amendments thereto, Borrower hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.



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         5.   Amendment Supplementary. This Amendment is supplementary to the
Existing Loan Agreement and the other Loan Documents, as amended by the amendments thereto. All of the provisions of the Loan Documents, including without limitation, the right to declare principal and accrued interest due for any cause specifically in the Loan Documents, shall remain in full force and effect except as herein or concurrently herewith expressly modified. The Loan Documents and all rights and powers created thereby and thereunder are in all respects ratified and confirmed. From and after the date hereof, the Existing Loan Agreement shall be deemed to be amended and modified as herein provided, but, except as so amended and modified, the Existing Loan Agreement shall continue in full force and effect and the Existing Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof, the term "LOAN AGREEMENT" and all references to amendments thereof as used in the Note and the other Loan Documents shall mean the Existing Loan Agreement as amended hereby. Nothing set forth in this Amendment shall be deemed to be an agreement by Bank to make any other financial accommodation to Borrower.

         6. Jurisdictions. THIS AMENDMENT HAS BEEN DELIVERED FOR ACCEPTANCE BY BANK IN CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS. BORROWER HEREBY (i) IRREVOCABLY SUBMITS, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AMENDMENT; (ii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (iii) AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (iv) TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST BANK OR ANY OF BANK'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT OTHER THAN ANY STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, ILLINOIS. NOTHING IN THIS SECTION SHALL AFFECT OR IMPAIR BANK'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR BANK'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.



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         7.   Trial by Jury. TO THE EXTENT PERMITTED BY LAW, BORROWER AND BANK
EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOANS.

         8. Representations. This Amendment shall be binding upon and inure to the benefit of the parties hereby and their respective successors and assigns. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank that:

              (a) the execution and delivery of this Amendment, and the performance by Borrower of its obligations under this Amendment and the other Loan Documents as amended, are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provisions of law or the Articles of Incorporation or By-Laws of Borrower or of any other agreement binding upon Borrower;

              (b) this Amendment, and each other instrument executed by Borrower concurrently herewith, is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement thereof may be subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and to the general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

              (c) all of the representations and warranties of Borrower made in the Loan Documents are true and correct as of the date hereof, except where such representation or warranty specifically relates to an earlier date; and

              (d) As of the date hereof no Event of Default or Unmatured Default under the Loan Documents exists.





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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan
Agreement dated for reference purposes only as of June 1, 1999.


                                 BORROWER:

                                 SPSS, Inc.


                                 By:
                                     -----------------------------------------
                                 Title:




                                 BANK:

                                 American National Bank and Trust Company of
                                 Chicago


                                 By:
                                     -----------------------------------------
                                 Title:






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